Exhibit 10.8.2

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO
CARRIER GLOBAL SERVICES AGREEMENT

THIS SECOND AMENDMENT TO MCI WORLDCOM CARRIER GLOBAL SERVICES AGREEMENT (hereinafter referred to as the “Second Amendment”) is entered into as of the dates, set forth below, by and between MCI WORLDCOM Communications, Inc. (“MCI WorldCom”) and Eschelon Telecom, Inc. (“Customer”). For the purposes of this Second Amendment, the “Effective Date” of the rates, discounts, charges and credits set forth herein shall be the first day of the first full billing cycle following the acceptance and execution of this Second Amendment by MCI WorldCom (“Second Amendment Effective Date”). Acceptance of this Second Amendment by MCI WorldCom is subject to Customer meeting the terms and conditions set forth in the Tariff and MCI WorldCom’s standard credit terms and conditions, which may be based on commercially available credit reviews to which Customer hereby consents.

WITNESSETH:

WHEREAS, Customer and MCI WorldCom entered into that certain MCI WorldCom Carrier Global Services Agreement signed by Customer on July 28, 2000; and that certain First Amendment to MCI WorldCom Carrier Global Services Agreement signed by Customer on June 20, 2001 (collectively, the “Agreement”) with respect to certain services to be provided to Customer by MCI WorldCom, as more particularly described therein; and

WHEREAS, Customer and MCI WorldCom desire to enter into this Second Amendment for the purpose of amending the Agreement,

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1.             Definitions. All capitalized terms used herein and not expressly defined herein shall have the respective meanings given to such terms in the Agreement.

2.             U.S. Private Line Service. Attachment 3-1 to the Agreement shall be amended by adding the following language as a new Section 1.4:

“1.4         U.S. Private Line Service.

1.4.1        DS-1 IXC. In lieu of all other rates and discounts (Tariffed, Guide, or otherwise), during each monthly billing period of the Term, for each new DS-1 IXC circuit ordered after the Second Amendment Effective Date, Customer will pay *** per Voice Grade Equivalent (VGE) mile ***. This rate is available only for DS-1 IXC circuits between Tier A cities and does not include charges for Local Access Service. All other DS-1 IXC rates will be provided pursuant to standard MCI WorldCom Tariff or Guide rates. Customer agrees that each circuit must have a Service Order term of ***.

1.4.2        DS-3 IXC. In lieu of all other rates and discounts (Tariffed, Guide, or otherwise), during each monthly billing period of the Term, for each new DS-3 IXC circuit ordered as of the Second Amendment Effective Date, Customer will pay *** per Voice Grade Equivalent (VGE) mile ***. This rate is available only for DS-3-IXC circuits between Tier A cities and does not include charges for Local Access Service. All other DS-3 IXC rates will be provided pursuant to standard MCI WorldCom Tariff or Guide rates. Customer agrees that each circuit must have a Service Order term of ***.”

3.             T3 Internet Access Service. Schedule 8B to the Agreement, as amended by the First Amendment, shall be further amended by adding the following section at the end of the schedule:

“T3 Internet Access Service. Customer will pay the Monthly Fee less the discount set forth below and will pay the Start-Up Charge as set forth in the following Internet pricing table for all circuits ordered after the Second Amendment Effective Date:

T3 Service

Flexible T3 Service
Sustained Use (Mbps)	Monthly Internet Fee	Start-Up Charge
0-3	***	***
3.01-6	***	***
6.01-7.5	***	***
7.51-9	***	***
9.01-10.5	***	***
10.51-12	***	***
12.01-13.5	***	***
13.51-15	***	***
15.01-16.5	***	***
16.51-18	***	***
18.01-19.5	***	***
19.51-21	***	***
21.01-45	***	***
T-3 Price Protected	***	***

Tiered T3 Service
Sustained Use (Mbps)	Monthly Internet Fee	Start-Up Charge
3	***	***
6	***	***
9	***	***
12	***	***
15	***	***
18	***	***
21	***	***
24	***	***
27	***	***
30	***	***
33	***	***
36	***	***
39	***	***
45	***	***

Other T3 Services
Service Type	Monthly Internet Fee	Start-up Charge
Shadow T3	***	***
Diverse T3*	***	***
Double T3	***	***

*Pre-qualification required

DISCOUNT

T3 Internet Service. In lieu of all other rates and discounts (term, promotional, or otherwise), Customer will receive a *** discount to be applied to the Monthly Internet Fee for all T-3 Internet Service.

5.             Entire Agreement. Except as expressly modified by this Second Amendment, the Agreement shall be and remain in full force and effect in accordance with its terms and shall constitute the legal, valid, binding, and enforceable obligations of Customer and MCI WorldCom. This Second Amendment, including the Agreement and the applicable MCI WorldCom tariffs, is the complete agreement of the parties and supersedes any prior agreements or representations, whether oral or written, with respect thereto. In the event of a conflict between the terms of this Second Amendment and the Agreement, the terms of this Second Amendment shall govern.

5.             Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Neither this Agreement nor any rights or obligations of Customer herein shall be transferable or assignable by Customer without MCI WorldCom’s prior written consent, and any attempted transfer or assignment hereof by Customer, not in accordance herewith, shall be null and void.

6.             Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

7.             Acceptance. The offer created by this Second Amendment shall remain open and be capable of being accepted by Customer until May 4, 2002. Any and all prior offers made to Customer, whether oral or written, shall be superseded by this offer. Once this Second Amendment has been fully executed, any amendments must be in writing and signed by both parties.

IN WITNESS WHEREOF, MCI WorldCom and Customer have caused this Second Amendment to be duly executed by their authorized representatives as of the dates set forth below, effective as of the Second Amendment Effective Date.

Eschelon Telecom, Inc.		MCI WORLDCOM Communications, Inc.

By:	/s/ Geoffrey M. Boyd	By:	/s/ Frank Grillo/BW
Frank Grillo
Name:	Geoffrey M. Boyd		Vice President, Marketing

Title:	CFO

Date:	4/8/02	Date:	04-30-02

Mullins\EschelonTelecom\GSA2ndAmend\TonySanford\04-03-02\D2